Exhibit 10.9

Execution Version

SECOND AMENDMENT TO THE
WATER SALE AGREEMENT

Between

Seven Seas Water (Trinidad) Unlimited,
Seven Seas Water Corporation and its affiliates
members of the Seven Seas Water Group
“Supplier”

And

WATER & SEWERAGE AUTHORITY
“Client”

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

THIS SECOND AMENDMENT TO THE WATER SALE AGREEMENT (hereinafter, this “Second Amendment”) is entered into this 11th day of January 2013 (the “Second Amendment Effective Date”) by and between Seven Seas Water (Trinidad) Unlimited, Seven Seas Water Corporation and its affiliates - members of the Seven Seas Water Group (hereinafter called the “Supplier”) headquartered at 14400 Carlson Circle, Tampa, Florida, USA, and WATER & SEWERAGE AUTHORITY (hereinafter called the “Client”), located at Farm Road, Valsayn, St. Joseph, Trinidad, WI.  Client and Supplier shall each hereinafter be referred to as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties entered into a water sale agreement on the 7th May 2010 (hereinafter the “WSA”) as amended by the first amendment to the WSA dated the 7th October 2010, (hereinafter the “First Amendment”) in respect of the Supplier agreeing to sell and the Client agreeing to buy Product Water (the “Project”).

WHEREAS, since the execution of the WSA the Supplier’s cost of the Site Civil works (except for the Client Site Work Preparations which are the Client’s responsibility) has been agreed between the Parties.

WHEREAS since the execution of the WSA, the cost of the Site Intake/Outfall Repairs and Improvement exceeded the original budget as estimated in Section 5.1.k of the WSA, due to structural problems in relation to the existing intake and outfall structure, causing Supplier to construct a new pump house and new intake and outfall structures, which resulted in a significantly expanded new scope of the Site Intake/Outfall Repairs and Improvement (the “New Scope”).

WHEREAS in accordance with Section 4.1 of the WSA, as amended by the First Amendment, provisions were made for the price adjustment to the Water Rate in the event that the Supplier’s cost of the Site Intake/Outfall Repairs and Improvements exceeded the amount estimated in Section 5.1.k of the WSA.

WHEREAS the Parties have met and discussed the estimates of the cost overrun associated with the New Scope (the “Cost Overrun”) and have agreed to extend the Agreement Term and consequential provisions of the WSA as a result of the Cost Overrun, in the manner hereinafter appearing.

NOW, THEREFORE, in consideration of the mutual promises set forth herein and the monies to be paid hereunder, the receipt and sufficiency of which each of the Parties hereby irrevocably acknowledges, IT IS HEREBY AGREED as follows:

1.              DEFINTIONS AND INTERPRETATIONS

1.1                               Capitalized terms not defined in this Second Amendment shall have the same meaning as set out in the WSA and the First Amendment where applicable.

2.              AMENDMENT TO SECTION 2 - TERM OF THE A GREEMENT:

2.1                               Section 2.1 of the WSA is deleted and replaced with the following:

“2.1                         This Agreement shall commence upon the mutual execution and delivery of this Agreement by the Parties (the “Effective Date”-) and shall continue for a period of one hundred and fifty months following the Phase Two Start Date of the System at the POINT FORTIN Site (the, “Expiration Date”), or until this Agreement is otherwise terminated as expressly authorized herein.  “Agreement Term” means the term of this Agreement from the Effective Date until the latest of the Expiration Date, or the Option Period Expiration Date (as defined below), or until this Agreement is otherwise terminated as expressly authorized herein.  “Start Date” means the date on

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

which a specific Phase of the System (as described in Exhibit A-l) has been installed and rendered operational, which, except as otherwise provided in this Agreement, shall be according to the timeline estimates presented in Exhibit D subject to the successful completion by Client of all of its obligations under Section 6 hereof, the successful completion of the Site Civil Works and Site Intake/Outfall Repairs and Improvements based on the estimated schedule at Exhibit D, and the satisfaction of the other conditions precedent set forth in this Agreement.  “Phase Two Start Date” means the date on which the System has been completely installed and rendered operational.”

3.              AMENDMENT TO SECTION4 - CONSIDERATION:

3.1.                            Section 4.1 of the WSA is deleted and replaced with the following:

“4.1                         Client’s obligation for all payments for Product Water under this Agreement shall be at a price payable in U.S. currency of *** (US $ ***) per *** of Product Water delivered by Supplier (the “Water Rate”), applicable from Phase One Start Date through *** following Phase Two Start Date and *** (US $ ***) per *** of Product Water delivered by Supplier from *** through *** following the Phase Two Start Date.

4.              AMENDMENT TO SECTIONS- RESPONSIBILITIES OF SUPPLIER:

4.1                               Section 5.1.j of the WSA is deleted and replaced with the following:

“5.1.j                  Provide the civil works at the POINT FORTIN Site listed in Exhibit D (collectively the “Site Civil Works” except for the Client Site Work Preparations allocated to Client under Section 6.2 hereof and more fully described in Exhibit D), the cost of which Site Civil Works has been agreed between the Parties at $***; and”

4.2                               Section 5.1.k of the WSA is deleted and replaced with the following:

“5.1.k               Provide the rehabilitation of the existing Petrotrin Point Fortin intake and outfall works at the POINT FORTIN Site as listed in Exhibit D (collectively the “Site Intake/Outfall Repair and Improvements”) except for the Client Site Work Preparations allocated to Client under Section 6.2 hereof and more fully described in Exhibit D), the cost of which Site Intake/Outfall Repair and Improvements has been agreed between the Parties at $***.  In respect of this Section 5.1.k, the Parties have agreed that as a result of the New Scope, as set out in Exhibit D -Schedule, the Client waives its right to enforce Section 5.1.a of the WSA or bring any claim or action against Supplier in respect of any delays which may be or are caused by the New Scope, unless such delays are caused by the negligence of the Supplier.”

5.              AMENDMENT TO EXHIBIT C-PRICING SCHEDULE:

Exhibit C to the WSA as amended to the First Amendment WSA is deleted and replaced with the Exhibit C - Pricing Schedule attached hereto.

6.              AMENDMENT TO EXHIBITD — SCHEDULE:

Exhibit D - Schedule of the WSA as amended by First Amendment relating to the timeline schedule will be deleted and replaced with the Exhibit D - Schedule attached hereto.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

7.              FINAL PROVISION:

Save as amended in the manner hereinbefore stated, all other terms and conditions of the WSA and First Amendment continue to apply without any amendments and govern this Second Amendment, and the WSA and the First Amendment shall remain in full force and effect and shall be read and construed together with this Second Amendment in the same manner as if the amendments made herein were originally contained in the WSA.

[The remainder of this page has been left blank intentionally.]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

IN WITNESS WHEREOF, the Parties hereto have executed this Second Amendment by their duly authorized representatives, as of the Second Amendment Effective Date.

SEVEN SEAS WATER (TRINIDAD)
UNLIMITED

By:	/s/John F. Curtis
Name:	John F. Curtis
Title:	Director

WITNESS

WATER & SEWERAGE AUTHORITY

Name:	/s/Indar Maharaj	Name:	/s/Gerard Yorke

Title:	CHAIRMAN	Title:	CHIEF EXECUTIVE OFFICER
	Indar Maharaj		Gerard Yorke

[Illegible]		[Illegible]
WITNESS		WITNESS

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

Exhibit C

Pricing Schedule

	Average Minimum Consumption	Price per ***	Estimated Electricity Usage for SWRO (***) at ***
Phase One *** (***)	*** Produced (up to system design)	US$***	Less than *** (***)

Phase Two *** (***)	*** Produced (up to system design)	US *** for *** through *** after Phase Two Start Date US$*** for *** through one hundred and fifty after Phase Two Start Date	Less than *** (***)

Notes:

1)             The pricing above assumes that Phase One will be a term of no less than *** but no more than *** and Phase Two will be for a term of one hundred and fifty (150) months.

2)             *** percent of the pricing above will be subject to a *** adjustment starting from the production start date (i.e. if Phase Two were to start producing water *** after Phase One, and the *** was *** for that year, the Phase Two price at *** from the Phase One Start Date would be ***.

3)             The minimum consumption level presented above will be averaged over each monthly invoice period.

Average Monthly Water Shortfall Tariff Penalty Table

% Shortfall of Contractual Minimum	Water Tariff Reduction Rate
0-19% shortfall of Minimum	***
20-30% shortfall of Minimum	***
31-40% shortfall of Minimum	***
41-50% shortfall of Minimum	***
51-60% shortfall of Minimum	***
Greater than 60% shortfall of Minimum	***

By example:  During Phase Two where the average monthly guaranteed amount is ***, and Supplier is able to deliver only *** for the month then the Client’s water payment to Supplier for that month will be *** by ***.”

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

Exhibit D

Site Intake/Outfall Repair and Improvements

The following is a brief description of the expected steps included to install a new pump house and new intake and outfall structures (pipelines, walkway and intake structure).

1)             Remove existing *** cement lined steel pipes and transport to Petrotrin laydown yard.

2)             Remove and repair or replace existing pipeline supports and re-install for support of new intake and out fall pipe lines,

3)             Install foundations for single intake pipeline bridge and double pipeline bridge from North side of Road to Plant.  The single pipe bridge will be for the intake line and the double pipe bridge will be for WASA’s product line and the outfall pipe line.

4)             Supply and erect single and double pipeline bridges.

5)             Supply and install new onshore intake *** cement lined steel pipe and new outfall *** cement lined steel pipe.

6)             Remove old pipe bridge and walkway and install new pipe bridge and access walkway over Trinmar access road for new intake and outfall pipelines.

7)             Supply and install a *** HDPE submarine outfall line from shoreline interface with the *** cement lined steel pipe to the diffuser 1000meters from shoreline.

8)             Supply and install a *** HDPE submarine intake line from shoreline interface with the *** cement lined steel pipe to the intake building ~500meters from shore.

9)             Install new personnel access walkway from Petrotrin jetty to the new intake building (walkway is ~100meters long).

10)      Supply and install new intake pump house to house intake pumping system, electrical systems and auxiliary systems for supply of feed water to plant.

11)      Supply and installation of 12kv electrical submarine cable from splice box 2 to intake building.

The latest estimate of New Scope cost is $***:

Site Civil Works

The following is assumed to be the civil scope of works required to utilize the two sites identified for the seawater treatment facility.

1)             Survey of the two sites to determine boundaries, elevations rights of way, easements etc.

2)             Rework of existing concrete to allow installation of new equipment.

3)             Installation of additional concrete works to support all new equipment, at this time it is assumed that this will not require additional piling.

4)             Site finishing to match existing infrastructure.

5)             Removal and disposal of all steel beams, walls, sheeting, roofing materials, junk, debris presently on the site and outfall/intake and additional material to be created during decommissioning and demolition efforts.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

6)             Remediation of any subsurface contamination is the responsibility of the client.  The latest estimate of Site Civil Works cost is $***.

The latest estimate of Site Civil Works cost is $***.

Client’s Site Work Preparations

•                  Obtaining clear, unfettered access and use for the plots identified as Site 1 (Site of Previous Distillation Units described in Exhibit A-2), and the existing Intake/Outfall Structures.

•                  Provision of a suitable site for the System free of Hazardous Materials.

•                  The removal and disposal of all hazardous materials is the Client’s responsibility to be performed on behalf of the Client by a third party contractor, retained by the Client.

•                  A staging area for materials to be generated during the demolition phase.

•                  Clear demarcation of gas/oil/electrical/water/fiber optic piping and or lines

•                  The cost of power to operate the plant (will be a direct pass through cost) guaranteed at a maximum consumption of ***.

•                  Acquisition of any permits, licenses or fees required for the construction and operation of the System, Supplier will assist where possible by providing engineering drawings calculations etc. The above does not include work permit fees, which will be paid by Supplier however assistance from the Client in obtaining these permits is requested.

•                  Assisting SSW personnel, contractors, and subcontractors with obtaining the any required security clearance for access to the site.

•                  Any maintenance, repairs, modifications to rights of way, easements etc. required for any pipelines outside of the Seven Seas Water scope.

•                  Electrical power supplies (*** of sufficient capacity) and incoming communications to the System (telephone/internet line).

•                  Permeate storage (minimum capacity to be agreed upon by the Parties by April 7, 2010),

•                  Any other civil or non System related items not identified in the Supplier scope listed are NOT included.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.